As filed with the Securities and Exchange Commission on March 8, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23175

MATRIX ADVISORS FUNDS TRUST

(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017

(Address of principal executive offices) (Zip code)

David A. Katz

747 Third Avenue, 31st Floor

New York, NY 10017

(Name and address of agent for service)

1(800) 366-6223

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

MATRIX ADVISORS

DIVIDEND FUND

747 Third Avenue • New York, NY 10017 • Tel. (212) 486-2004 • Fax (212) 486-1822

February 7th, 2017

Dear Fellow Shareholder:

We are pleased to send our maiden quarterly letter. The Matrix Advisors Dividend Fund was launched on October 13th, 2016. The Fund is managed similarly to the separately managed Dividend Income strategy of Matrix Asset Advisors, Inc., the Fund’s investment adviser, which has a six year track record from inception on 1/01/11. The Fund started on a nice note and posted solid returns during its first 2 1⁄2 months. For the period 10/13/16 (commencement of operations) through 12/31/16 the Fund increased +6.55% vs. an increase of +5.48% for the S&P 500 Index. Please see our website www.matrixadvisorsdividendfund.com for further information.

Disclosure Note:

For your information, for the period ended December 31, 2016, the Fund’s average annual total returns for the period from October 13, 2016 (commencement of operations) was +6.55%. For the same period the return for the S&P 500 Index was +5.48%.

Gross Expense Ratio:	1.79%
Net Expense Ratio:	0.90	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsdividendfund.com.

**The Advisor has contractually agreed to reduce fees through 10/31/17.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund’s Net Asset Value on 12/31/16 was $21.24.

Over time we hope to use our quarterly communications to give shareholders insight into the Fund’s portfolio, how it is performing during the relevant period, and our thinking about the upcoming investment environment. We will also discuss the portfolio’s positioning in companies and industries as well as what is driving the portfolio’s progress.

The Fund is focused on building a portfolio of companies with a good dividend income, that we believe have the ability to maintain and grow their dividends over time. Our hope is to provide investors with a healthy and growing income stream and long-term growth in principal, while incurring less than market volatility along the way.

MATRIX ADVISORS

DIVIDEND FUND

The Fund was initially funded by Matrix’s partners, so as of 12/31/16 we represent the lion’s share of the Fund’s assets. Over time we plan to continue to build our holdings and are happy to offer this vehicle to investors, as we believe it should be a good way to build assets in a conservative manner in the equity market.

Best wishes for a healthy, happy and prosperous 2017.

Sincerely,

David A. Katz, CFA

Fund Manager

Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Dividend Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends. In addition, the Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

The Matrix Advisors Dividend Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS

DIVIDEND FUND

Matrix Advisors Dividend Fund

Capital Markets Commentary and Quarterly Report:

Fund Portfolio and Outlook

While the Fund is a new offering and was not around for the full quarter or year we wanted to take a little time to talk about how the Fund did since its inception on 10/13/16 and then discuss how we see the economy, investment world and the portfolio in the upcoming year.

As noted earlier the Matrix Advisors Dividend Fund started on a nice note and posted solid returns during its first 2 1⁄2 months. For the period 10/13/16 through 12/31/16 the Fund increased +6.55% vs. an increase of +5.48% for the S&P 500 Index.

The stock market made a new all-time high in the fourth quarter, with the Dow Jones Industrial Average nearing 20,000. The rally was driven by improving economic data and an enthusiastic response from investors to president-elect Donald Trump’s pro-business platform of lower taxes, reduced regulation and fiscal stimulus. The President-elect’s more problematic protectionist trade statements have not dampened the market’s high spirits, for now.

Interest rates rose sharply during the quarter with the 10-year Treasury yield jumping from 1.60% to 2.45%, but were up only modestly from last year’s ending level of 2.27%.

U.S. crude-oil futures continued to rebound in Q4 after OPEC agreed in November to cut production for the first time in eight years. The oil price moved up by 45% in 2016 and more than doubled from its low of $26.21/barrel in February to close the year at $53.72. A sustained higher oil price above $50 has very positive economic benefits for the industry and broader economy, with the addition of good paying jobs and rebounding capital spending.

As of 12/31/16 the portfolio is focused on strong businesses spread out in a number of different industries and sectors that have had a solid history of paying a healthy dividend and maintaining and raising it over time. We have a balance over economical sensitive areas like Consumer Discretionary, Energy, Financials, Producer Durables and Technology with more stable areas of the economy like Healthcare, Consumer Staples and Telecomm.

As we look toward 2017, we think this combination should position the portfolio to participate in the stock market’s appreciation if the economy enters a period of stronger growth, but with the potential to be more protective than the overall market during periods of uncertainty and volatility.

We believe that the portfolio is well positioned for the economic environment we foresee in the year ahead. We think that 2017 has the potential to be a year of accelerating economic growth, breaking out of the sluggish sub-par GDP expansion that has characterized the eight year recovery since the Great Recession. The year ended with a long list of positive economic reports including a 4.7% unemployment rate (close to a nine year low), improving manufacturing and service sector growth in the U.S and Europe, rising home prices, auto sales at record levels, and the highest level of consumer confidence in 15 years.

We believe earnings estimates should rise this year, as energy companies show much improved earnings from a year ago on higher oil prices. We also anticipate that financial firms should benefit from rising interest rates,

MATRIX ADVISORS

DIVIDEND FUND

continued strong credit quality and an improving economy that creates demand for loans. High consumer confidence and a continuation of job growth are expected to lift consumer spending and industrial companies should benefit from an increase in business investment.

This projected profit improvement is before any benefit from a potential reduction in business and personal tax rates. The obvious brakes on profits for multinational companies are the relative strength of the U.S. dollar and the fallout from the possible enactment of any new protectionist trade policies. Consensus earnings estimates are for S&P 500 earnings to grow about 12% in 2017 versus 2016, according to FactSet. This would mark 2017 as having the strongest year over year profit growth in six years and a sharp improvement over the 1% earnings growth in 2015 and 2016.

This projected earnings improvement could provide a nice tail wind for the Fund’s portfolio as a study published in mid-December by Bank of America Merrill Lynch stock strategist Savita Subramanian (Barron’s, 1/2/2017) suggests that Value has historically outperformed Growth when earnings are picking up.

We think the overall market is fairly valued at 16.9x estimated forward earnings versus the 20 year average of 17.2x.1 It is important to note, however, that there are a number of stocks in high quality and higher yielding areas of the market that sell at healthy discounts to those levels.

Statistically, the most attractive sectors relative to the 20-year forward P/E averages are Technology, Healthcare and Telecom. Our portfolio has good representation in these areas. Financial stocks, our largest portfolio sector weighting, are not the bargain they were a year ago but we believe they remain very attractive in an improving economy, with higher interest rates and a less adversarial regulatory environment.

In summary, we expect more volatility this year as a new administration in Washington legislates its agenda and the world confronts a changing political landscape in both the U.S. and Europe. We also believe however, that another positive year for the stock market is likely and the potential for high single digit returns are achievable. We look for interest rates to rise and remain cautious about fixed income investments, preferring high quality and short to intermediate term maturities.

*                              *                             *

We are pleased to be offering our Dividend Income Strategy in the mutual fund format.

The Fund is focused on building a portfolio of companies with a good dividend income that we believe have the ability to maintain and grow that dividend over time. Our hope is to provide investors with a healthy and growing income stream and long term growth, while incurring less than market volatility along the way.

The Fund was initially funded by Matrix’s partners, so as of 12/31/16 we represent the lion’s share of the Fund’s asset. Over time we plan to continue to build our holdings and are happy to offer this vehicle to investors as we believe it should be a good way to build assets in a conservative manner in the equity market. We welcome you to invest along with us.

Best wishes for a healthy, happy and prosperous 2017.

1	Source: FactSet, Russell Investment Group, Standard & Poor’s, J.P. Morgan Asset Management.

MATRIX ADVISORS

DIVIDEND FUND

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing cost including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from October 13, 2016 (commencement of operations) to December 31, 2016.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value	$1,000.00	$1,000.00

Ending Account Value	$1,065.50	$1,008.99

Expenses Paid During Period[1]	$2.04	1.98

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 80/365 (to reflect the “period”).

MATRIX ADVISORS

DIVIDEND FUND

SECTOR BREAKDOWN
Financials	17.0%

Health Care	16.1%

Consumer Staples	15.7%

Energy	11.8%

Industrials	11.4%

Information Technology	11.3%

Telecommunication Services	7.3%

Consumer Discretionary	6.5%

Total Investments	97.1%

Short-Term Investments, net of Other Liabilities	2.9%

Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund’s total investments as of December 31, 2016.

MATRIX ADVISORS

DIVIDEND FUND

Schedule of Investments
December 31, 2016 (Unaudited)

SHARES		VALUE

COMMON STOCKS - 97.1%

BANK (MONEY CENTER): 4.9%
3,200	JPMorgan Chase & Co.	$276,128

BANK (REGIONAL): 2.8%
3,400	BB&T Corp.	159,868

BANK (SUPER REGIONAL): 4.9%
5,000	Wells Fargo & Co.	275,550

BEVERAGES: 4.4%
1,900	PepsiCo, Inc.	198,797
1,250	The Coca-Cola Co.	51,825

		250,622

BIOTECHNOLOGY: 1.6%
1,250	Gilead Sciences, Inc.	89,512

COMPUTER SOFTWARE AND SERVICES: 3.3%
3,000	Microsoft Corp.	186,420

COMPUTER PERIPHERALS: 1.5%
500	IBM	82,995

DIVERSIFED OPERATIONS: 3.3%
1,700	United Technologies Corp.	186,354

DRUG: 11.7%
3,300	AbbVie, Inc.	206,646
4,000	Merck & Co, Inc.	235,479
6,800	Pfizer, Inc.	220,864

		662,989

FOOD PROCESSING (RETAIL): 4.1%
3,800	General Mills, Inc.	234,726

HOUSEHOLD PRODUCTS: 7.1%
2,000	Kimberly-Clark Corp.	228,240
2,100	The Procter & Gamble Co.	176,568

		404,808

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

DIVIDEND FUND

Schedule of Investments
December 31, 2016 (Unaudited) – Continued

SHARES		VALUE

HYPER MARKETS AND SUPER CENTERS: 3.5%
2,800	Target Corp.	$202,244

INSURANCE (DIVERSIFIED): 4.5%
4,750	MetLife, Inc.	255,978

MANUFACTURING - MISCELLANEOUS: 4.5%
3,800	Eaton Corp Plc	254,942

MEDICAL SUPPLIES: 2.8%
1,400	Johnson & Johnson	161,294

PETROLEUM (PRODUCING): 2.5%
2,000	Occidental Petroleum Corp.	142,460

PETROLEUM (INTEGRATED): 9.3%
1,450	Chevron Corp.	170,665
1,500	Exxon Mobil Corp.	135,390
3,800	Royal Dutch Shell Plc - ADR	220,286

		526,341

RESTAURANT: 3.0%
1,400	McDonald’s Corp.	170,408

TELECOMMUNICATIONS (EQUIPMENT): 6.5%
7,100	Cisco Systems, Inc.	214,562
2,400	QUALCOMM, Inc.	156,480

		371,042

TELECOMMUNICATION SERVICES: 7.3%
4,100	AT&T, Inc.	174,373
4,500	Verizon Communications, Inc.	240,210

		414,583

TRANSPORTATION SERVICES: 3.6%
1,800	United Parcel Service, Inc. - Class B	206,352

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

DIVIDEND FUND

Schedule of Investments
December 31, 2016 (Unaudited) – Continued

SHARES		VALUE

TOTAL COMMON STOCKS (Cost $5,260,290)		$5,515,616

SHORT-TERM INVESTMENTS - 3.7%
213,057	Fidelity Institutional Money Market Portfolio	213,057

TOTAL SHORT-TERM INVESTMENTS (Cost $213,057)		$213,057

TOTAL INVESTMENTS (Cost $5,473,347): 100.8%		5,728,673
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.8)%		(46,982)

TOTAL NET ASSETS: 100.0%		$5,681,691

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

DIVIDEND FUND

Statement of Assets and Liabilities
At December 31, 2016 (Unaudited)
ASSETS:
Investments in securities, at value (cost $5,473,347)	$5,728,673
Receivables:
Fund shares sold	50,000
Dividends and Interest	5,448
Prepaid and other expenses	26,515

Total assets	5,810,636

LIABILITIES:
Payables:
Investments purchased	92,047
Due to Advisor	13,498
Accrued expenses:
Professional fees	6,422
Other expenses	16,978

Total liabilities	128,945

NET ASSETS	$5,681,691

Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	267,487

Net Asset Value, Offering Price and Redemption Price Per Share	$21.24

COMPONENTS OF NET ASSETS:
Paid in capital	5,426,981
Undistributed net investment loss	(616)
Net unrealized appreciation on investments	255,326

Net Assets	$5,681,691

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

DIVIDEND FUND

Statement of Operations
For the Period Ended December 31, 2016 (1) (Unaudited)
INVESTMENT INCOME

INCOME
Dividend income	$25,178
Interest income	166

Total income	25,344

EXPENSES
Professional fees	9,209
Federal and State registration fees	7,186
Shareholder servicing and accounting fees	7,143
Advisory fees	5,427
Administration fees	5,411
Reports to shareholders	915
Custodian fees	779
Directors’ fees and expenses	686
Other expenses	3,335

Total operating expenses	40,091
Less: Expense reimbursement by Advisor	(31,951)

Net expenses	8,140

Net investment income	17,204

UNREALIZED GAIN ON INVESTMENTS
Net change in unrealized appreciation/depreciation on investments	255,326

Net increase in net assets resulting from operations	272,530

(1)	Commenced operations on October 13, 2016.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

DIVIDEND FUND

Statement of Changes in Net Assets	PERIOD OCTOBER 13, 2016(1) THROUGH DECEMBER 31, 2016
(Unaudited)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$17,204
Net change in net unrealized appreciation/depreciation on investments	255,326

Net increase in net assets resulting from operations	272,530

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(17,820)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,409,161
Proceeds from reinvestment of distributions	17,820

Net increase from capital share transactions	5,426,981

Total increase in net assets	5,681,691

NET ASSETS
Beginning of period	—

End of period	$5,681,691

Undistributed net investment loss	$(616)

CHANGE IN SHARES
Shares outstanding, beginning of period	—
Shares sold	266,657
Shares issued on reinvestment of distributions	830

Shares outstanding, end of period	267,487

(1)	Commencement of operations

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

DIVIDEND FUND

Financial Highlights
For a capital share outstanding throughout the period
	FOR THE PERIOD ENDED DECEMBER 31, 2016(a)
	(Unaudited)
Net asset value, beginning of the period	$20.00

Income from investment operations:
Net investment income	0.09	(b)
Net unrealized gain on investments	1.22

Total from investment operations	1.31

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period	$21.24

Total return	6.55	%(d)

Ratios/supplemental data:
Net assets, end of period (millions)	$5.7

Ratio of operating expenses to average net assets:
Before expense reimbursement	4.41	%(c)
After expense reimbursement	0.90	%(c)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.62	)%(c)
After expense reimbursement	1.89	%(c)
Portfolio turnover rate	0	%(d)

(a)	Commenced operations on October 13, 2016.
(b)	Calculated using the average shares method.
(c)	Annualized
(d)	Not Annualized

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

DIVIDEND FUND

Notes to Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

The Matrix Advisors Dividend Fund (the “Fund”) is a series of Matrix Advisors Funds Trust (the “Trust”), which was organized on July 20, 2016 as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund commenced operations on October 13, 2016. The objective of the Fund is to seek current income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Trust’s Valuation Committee and Pricing Committee in accordance with procedures approved by the Board of Trustees of the Trust. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value (“NAV”) per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

MATRIX ADVISORS

DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

B.	Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

C.	Federal Income Taxes.

The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards.

D.	Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.	Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.	Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.	Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the Statement of Asset and Liabilities were issued and determined that no events have occurred that require disclosure.

NOTE 3 – AGREEMENTS AND RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with the Advisor. Under the Advisory Agreement, the Advisor has overall responsibility for the general management and investment of the

MATRIX ADVISORS

DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

Fund’s portfolio, subject to the supervision of the Board of Trustees. The Fund compensates the Advisor for its services at the annual rate of 0.60% of its average daily net assets, payable on a monthly basis in arrears. For the six months ended December 31, 2016, the Fund accrued $5,427 in advisory fees.

The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has contractually agreed to waive its fees or reimburse Fund expenses until at least October 31, 2017, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses and inclusive of organizational expenses) will not exceed 0.90% of the Fund’s average daily net assets (the “Expense Limit”). Any waiver of advisory fees or reimbursement of Fund expenses by the Advisor may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment is made. The Advisor is permitted to recoup fees waived and expenses reimbursed in the prior three fiscal years. Any such recoupment will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Board of Trustees.

In connection with the expense limitation, the Advisor is eligible to recover expenses waived for three years following the month in which the expenses were originally waived. The Advisor will only be able to recover previously waived expenses if the Fund’s then current expense ratio is below the 0.90% expense cap. At December 31, 2016, the cummulative amount available for reimbursement that has been paid and/or waived is $31,951.

U.S. Bancorp Fund Services, LLC (“USBFS”) acts as the Fund’s administrator (the “Administrator”) under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the six months ended December 31, 2016, USBFS was paid $5,411, in its capacity as Fund Administrator. USBFS also serves as the Fund’s Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of USBFS and U.S. Bank, N.A., serves as the Fund’s principal underwriter.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2016, are as follows:

	Purchases	Sales
Common Stock	$5,260,291	$—

MATRIX ADVISORS

DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2016 was as follow:

December 31, 2016
Distributions Paid From:
Ordinary Income*	$17,820
Long-Term Capital Gain	$—

$17,820

*	For tax purposes, short-term capital gains are considered ordinary income.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Fund’s own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MATRIX ADVISORS

DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. There were no transfers into or out of Level 1, Level 2 or Level 3 during the reporting period.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock*	$5,515,616	$—	$—	$5,515,616

Total Equity	$5,515,616	$—	$—	$5,515,616

Short-Term Investments	$213,057	$—	$—	$213,057

Total Investments in Securities	$5,728,673	$—	$—	$5,728,673

*	Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

MATRIX ADVISORS

DIVIDEND FUND

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent period ended June 30 (once available), free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement (the “Advisory Agreement”) between the Matrix Advisors Funds Trust (the “Trust”), on behalf of the Matrix Advisors Dividend Fund (the “Fund”), and Matrix Asset Advisors, Inc. (the “Advisor”) has an initial term of two years from the date of its execution and continues year to year thereafter, if such continuation is approved at least annually by the Fund’s Board of Trustees (the “Board” or the “Trustees”) at a meeting called for that purpose, or by vote of the holders of a majority of the Fund’s shares, and in either case, also by a vote of a majority of trustees who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”).

At a meeting held on August 24, 2016, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Advisory Agreement, a memorandum prepared by counsel to the Fund and the Independent Trustees (“Fund Counsel”) discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the renewal of the Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Trustees by Fund Counsel, including: (i) a copy of the Advisor’s Form ADV; (ii) comparative information about the Fund’s advisory fee and expense ratio; (iii) key policies and procedures of the Advisor’s compliance program and the chief compliance officer’s annual risk assessment, compliance monitoring schedule and compliance program review; (iv) financial information and insurance information relating to the Advisor; and (vi) other pertinent information.

The Independent Trustees met separately in executive session with Fund Counsel to consider the approval of the Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement for an initial term of two years.

The Trustees noted that they had reviewed the Board meeting materials and considered a variety of factors that they deemed relevant in determining whether to approve the Advisory Agreement, including the following:

MATRIX ADVISORS

DIVIDEND FUND

Additional Information (Unaudited), Continued

(1) the nature, extent, and quality of the services to be provided by the Advisor; (2) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from services rendered to the Trust; (3) comparative performance, fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Fund proposed to be managed by the Advisor grows and whether the proposed advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (5) other financial benefits to the Advisor and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

1)	The nature, extent and quality of services to be provided by the Advisor to the Fund.

The Trustees noted that they had reviewed the scope of services to be provided under the Advisory Agreement. In considering the nature, extent and quality of the services to be provided by the Advisor, the Board noted it had reviewed and considered the qualifications of the Advisor’s chief compliance officer and the firm’s compliance history. The Board also considered the Advisor’s experience managing strategies similar to those of the Fund. The Advisor’s registration form (“Form ADV”) was provided to the Board, as was the response of the Advisor to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund. The Board noted that it also considered the nature, extent, and quality of services that the Advisor has provided in the past to the Matrix Advisors Value Fund, Inc., a separate open-end mutual fund managed by the Advisor

The Board also considered other services to be provided to the Fund by the Advisor, such as monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Advisor.

2)	Investment performance of the Advisor.

The Trustees noted that there was no prior performance of the Fund to consider, but they had considered the Advisor’s experience managing related investment vehicles and the performance of such accounts. They noted that such performance demonstrated the Advisor’s ability to effectively manage investments using various strategies. After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the Advisor’s management.

3)	The cost of the advisory services and the profits to be realized by the Advisor.

The Board noted that it had reviewed the Fund’s estimated expense ratio and the advisory fee to be paid by the Fund, considered the expense ratios of comparable funds and the advisory fees charged by the Advisor for its separately-managed accounts, and concluded that the advisory fees were reasonable. Additionally, the Board took into consideration that the Advisor has contractually agreed to limit the total operating expenses of the Fund, which may result in the Advisor waiving some or all of its advisory fees or reimbursing Fund expenses. The Board noted that the proposed advisory fee and estimated net expense

MATRIX ADVISORS

DIVIDEND FUND

Additional Information (Unaudited), Continued

ratio for the Fund were below the average and median for funds in Morningstar’s U.S. open-end large value category with assets in the range expected for the Fund.

The Board also evaluated the compensation and benefits expected to be received by the Advisor from its relationship with the Fund, including the Fund’s brokerage commissions and use of soft dollars by the Advisor. The Trustees also considered the overall profitability of the Advisor, reviewing the Advisor’s financial information and noted that after such review, the expected profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor should be able to maintain adequate profit levels to support the services it will provide to the Fund.

4)	The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

The Board determined that, while the Advisor is likely to realize economies of scale in managing the Fund as assets grow in size, the Fund has not yet commenced operations, therefore, it cannot benefit from significant economies of scale given its current size.

5)	Benefits to be derived from the Advisor’s relationship with the Fund and other factors.

The Board considered the direct and indirect benefits that could be received by the Advisor from its association with the Fund. The Board determined that the benefits the Advisor may receive, such as greater name recognition, the ability to attract additional investor assets and for Fund brokers’ provisions of brokerage and research services to the Advisor, appear to be reasonable, and in many cases, may benefit the Fund.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the services that the Advisor will provide to the Fund; and (c) agreed to approve the Advisory Agreement for an initial term of two years.

MATRIX ADVISORS

DIVIDEND FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Directors

David A. Katz, CFA

Larry D. Kieszek

T. Michael Tucker

David S. Wyler

•

Investment Advisor

Matrix Asset Advisors, Inc.

747 Third Avenue, 31st Floor

New York, NY 10017

(800) 366-6223

•

Custodian

U.S. Bank, N.A.

1555 N. River Center Drive, Ste. 302

Milwaukee, WI 53212

•

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

•

Administrator

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Ste. 100

Glendora, CA 91741

•

Independent Registered Public

Accounting Firm

Tait, Weller & Baker, LLP

1818 Market Street, Ste. 2400

Philadelphia, PA 19103

•

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Semi-Annual Report MATRIX ADVISORS DIVIDEND FUND December 31, 2016 747 Third Avenue, 31st Floor New York, NY 10017 Ticker Symbol: MADFX Cusip: 57681H108

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or

15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Funds Trust

By /s/ David A. Katz
David A. Katz, President

Date March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ David A. Katz
David A. Katz, President

Date March 7, 2017